SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 21, 2006

                            HealthSouth Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                1-10315                          63-0860407
                -------                          ----------
         (Commission File Number)       (IRS Employer Identification No.)

               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

         On September 27, 2006, HealthSouth Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it has entered into definitive agreements (together, the "Settlement Agreement") with the lead plaintiffs in the federal securities class actions and the derivative actions, as well as certain of its insurance carriers (collectively, the "Carriers"), to settle litigation filed against the Company, certain of its former directors and officers and certain other parties in the United States District Court for the Northern District of Alabama and the Circuit Court in Jefferson County, Alabama, relating to financial reporting and related activity that occurred at the Company during periods ended in March 2003. The Settlement Agreement memorializes the preliminary settlement previously announced on February 23, 2006.

         Pursuant to the Settlement Agreement, federal securities and fraud claims brought in the class action against the Company and certain of its former directors and officers will be settled for consideration consisting of Company common stock and warrants valued at $215 million and cash payments by certain of the Company's insurance carriers of $230 million, or aggregate consideration of $445 million. In addition, the federal securities class action plaintiffs will receive 25% of any net recoveries from future judgments obtained by or on behalf of the Company with respect to certain claims against non-settling defendants (excluding the $47 million judgment entered against Richard Scrushy, the Company's former chief executive officer, on January 3,
2006). Securities to be issued by the Company in connection with the Settlement Agreement will consist of an aggregate of 25,118,656 shares of its common stock and eleven-year warrants to purchase an aggregate of 40,756,326 additional shares of Company common stock at an exercise price of $8.28 per share, in each case, as the same will be adjusted to give effect to the proposed 1-for-5 reverse stock split of the Company's common stock, which, subject to stockholder approval, is expected to become effective before the end of October. The Settlement Agreement also provides that the Company and the other settling defendants must cooperate with the lead plaintiffs in their litigation of claims against the remaining non-settling defendants.

         The Settlement Agreement is subject to the satisfaction of a number of conditions, including: (i) final approval of the Settlement Agreement by the U.S. District Court; (ii) dismissal of all claims in the insurance litigation against the settling defendants; (iii) return to the Carriers of all insurance policy premiums tendered to the U.S. District Court or returned to insured individuals; (iv) receipt of mutual releases from the Carriers and the Company, including receipt of full releases from the Company of any claims under or relating to the D&O insurance policies provided by the Carriers; and (v) the approval of bar orders in the federal securities and derivative litigations by the U.S. District Court and the Circuit Court that would, among other things, preclude certain claims by the non-settling co-defendants against the Company and the Carriers relating to matters covered by the Settlement Agreement.

         Pursuant to the Settlement Agreement, the Company is required to indemnify the Carriers for any amounts that they are legally obligated to pay to any non-settling defendants, including certain of the defense costs and other related expenses of the Carriers relating to such policies. Subject to certain limitations contained in the Settlement Agreement, the Company is also required to advance to and indemnify non-settling defendants for defense costs, and for amounts payable in connection with any settlement or judgment in suits brought by members of the federal securities class who opt out of the settlement, but in each case, only to the extent that such non-settling defendants would have been entitled to such amounts under the relevant policies and only to the extent that such indemnification is permissible under applicable law.

         Certain matters discussed herein constitute forward-looking statements that represent the Company's current expectations and beliefs concerning the future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions and involve a number of risks and uncertainties, many of which are beyond the Company's control.

         The foregoing description of the Settlement Agreement is not complete and is qualified in its entirety by reference to the text of the agreements which make up the Settlement Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

ITEM 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On September 21, 2006, the Board of Directors (the "Board") of the Company unanimously approved the adoption of the Amended and Restated By-Laws of the Company (the "Amended and Restated By-Laws"), which became effective as of the date of adoption by the Board.

         The Amended and Restated By-Laws add a new Section 2.9 to the Company's by-laws to require stockholders of the Company to provide advance notice of any stockholder proposal to be brought before an annual meeting of stockholders, as well as a brief description of the proposed business and certain information about the stockholder making the proposal. The Amended and Restated By-Laws also amend Section 3.4 of the Company's by-laws to require that stockholder nominations for election of directors at an annual meeting be made between 90 and 120 days from the anniversary date of the previous annual meeting date, provided that the date for the upcoming annual meeting is within 30 days of the anniversary date of the previous annual meeting. Any such stockholder notice relating to the nomination of directors must also include certain information regarding the nominating stockholder and their nominees. Finally, the Amended and Restated By-Laws amend Section 5.8 of the Company's by-laws to establish procedures for the setting of a record date for stockholder consent solicitations.

         The foregoing description of the Amended and Restated By-Laws is not complete and is qualified in its entirety by reference to the text of the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHSOUTH CORPORATION


                                            By: \s\ John P. Whittington
                                                ------------------------
                                                Name:  John P. Whittington
                                                Title: Interim General Counsel
                                                       and Corporate Secretary


Dated: September 27, 2006


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                                 EXHIBIT INDEX


    Exhibit Number        Description
    --------------        -----------

       3.1 Amended and Restated By-Laws of HealthSouth Corporation, effective as of September 21, 2006.

       10.1 Stipulation of Partial Settlement dated as of September 26, 2006, by and among HealthSouth Corporation, the stockholder lead plaintiffs named therein, the bondholder lead plaintiff named therein and the individual settling defendants named therein.

       10.2 Settlement Agreement and Policy Release dated as of September 25, 2006, by and among HealthSouth Corporation, the settling individual defendants named therein and the settling carriers named therein.

       10.3 Stipulation of Settlement with Certain Individual Defendants dated as of September 25, 2006 by and among HealthSouth Corporation, plaintiffs named therein and the individual settling defendants named therein.

       99.1               Press release of HealthSouth Corporation dated
                          September 27, 2006.